UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Second Amendment)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2004

MOTIVNATION, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-50048	90-0139266
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

18101 Von Karman Avenue, Suite 330, Irvine, CA	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (949) 888-8060

(Former name or former address, if changed since last report.)

ITEM 1. CHANGE OF CONTROL

Acquisition of Damon's Motorcycle Creations, Inc.

As previously disclosed by MotivNation, Inc. (formerly known as Aberdeen Mining Company, the "Company") in its Form 8-K/A filed with the Securities and Exchange Commission on May 26, 2004, the Company acquired substantially all of the assets and liabilities of Damon's Motorcycle Creations, Inc., a California corporation ("Damon's"). The transaction was completed pursuant to the terms of an Asset Purchase Agreement, dated May 11, 2004 (the "Asset Agreement"), by and among the Company, Damon's, and Damon's sole shareholders, Thomas Prewitt and Richard Perez (together, the "Shareholders"). In its Form 8-K/A filing, the Company indicated that it would file certain financial information no later than the date required by Item 7 of Form 8-K. This Amendment No. 2 is being filed to provide, among other things, the required financial information.

Pursuant to the terms of the Asset Agreement, the Company issued 88,879,850 shares of its common stock (the "Common Shares") to Damon's as consideration for the transfer to the Company of substantially all of the assets and liabilities of Damon's. The 88,879,850 shares issued to Damon's will bear a restrictive legend, and represent a majority of the Company's issued and outstanding shares at the close of the transaction. As a result of the transaction, Damon's obtained control of the Company through its ownership of a controlling interest in the Company's outstanding stock. The Shareholders obtained indirect control of the Company through Damon's ownership of the Common Shares. No funds, loans or pledges of any kind were involved in the transaction. This was a stock-for-asset transaction.

In evaluating Damon's as a candidate for the proposed acquisition, the Company's directors considered various factors such as Damon's historic financial performance, the anticipated potential for growth of the business of Damon's, and the perception of how the proposed business of Damon's will be viewed by the investment community. In evaluating the Company, it is believed that the directors, officers and shareholders of Damon's placed a primary emphasis on the Company's status as a company without material liabilities, whose common stock was registered under Section 12(g) of the Securities Exchange Act of 1934, as amended.

Prior to the negotiation of the Asset Agreement, there was no relationship between the Company and Damon's, or their respective affiliates, directors or officers, or any associate of any such director or officer.

Disclaimer Regarding Forward Looking Statements

Certain statements contained in the following description of the business of Damon's which are not statements of historical fact are what is known as "forward-looking statements," which are basically statements about the future, and which for that reason involve risk and uncertainty, since no one can accurately predict the future. Words such as "plans," "intends," "seeks," "anticipates," "expects," "goal, "hopes" and "objective" often identify such forward-looking statements, but are not the only indication that a statement is a forward-looking statement. Such forward-looking statements include statements of the plans and objectives of the Company's management with respect to its present and future operations, and statements which express or imply that such present and future operations will or may produce revenues, income or profits. Numerous factors and future events could cause the Company to change such plans and objectives, or to fail to successfully implement such plans or achieve such objectives, or to cause such present and future operations to fail to produce revenues, income or profits.

Description of Business

Unless otherwise indicated, or unless the context requires, all references below to the "Company," "we," "our" or "us" shall mean the Company and Damon's after the completion of the stock-for-asset transaction.

Corporate History

We were incorporated on April 26, 1946, under the laws of the State of Idaho. We were organized to explore for, acquire and develop mineral properties in the State of Idaho. The initial and subsequent efforts in the acquisition, exploration and development of potentially viable and commercial mineral properties were unsuccessful. We have since ceased our mining business.

In 2003, we merged into our wholly-owned Nevada subsidiary, and changed our corporate domicile from the State of Idaho to the State of Nevada. Our corporate name was also changed from Aberdeen Idaho Mining Company to Aberdeen Mining Company.

On March 8, 2004, pursuant to the terms of that certain Asset Purchase Agreement, dated February 26, 2004 (the "C&M Agreement"), by and among the Company, C&M Transportation, Inc., a Kansas corporation ("C&M"), and its sole shareholder, Velocity Holdings, Inc., we acquired substantially all of the assets (the "Assets") and liabilities of C&M in exchange for (i) the issuance and delivery to C&M of Eighty-Eight Million Eight Hundred Seventy-Nine Thousand Eight Hundred Fifty (88,879,850) shares of the Company's common stock, $0.001 par value, and (ii) the assumption by the Company of the assumed liabilities (as defined in the C&M Agreement, the "Assumed Liabilities"). Due to certain events that have occurred subsequent to the closing of transaction referenced in the C&M Agreement (the "C&M Transaction"), including the imposition of a tax lien by the Internal Revenue Service on certain of the assets and the refusal by First State Bank to further finance the activities of C&M, the parties to the C&M Agreement have agreed to unwind and rescind the C&M Transaction pursuant to the terms and conditions of that certain Rescission and Mutual Release Agreement, dated May 6, 2004, by and among the Company, C&M and its sole shareholder.

Shortly after the rescission of the C&M Transaction, we acquired substantially all of the assets and liabilities of Damon's Motorcycle Creations, Inc., a California corporation ("Damon's"). The transaction was completed pursuant to the terms of an Asset Purchase Agreement, dated May 11, 2004 (the "Asset Agreement"), by and among the Company, Damon's, and Damon's sole shareholders, Thomas Prewitt and Richard Perez (together, the "Shareholders"). Pursuant to the terms of the Asset Agreement, the Company issued 88,879,850 shares of its common stock (the "Common Shares") to Damon's as consideration for the transfer to the Company of substantially all of the assets and liabilities of Damon's. The Common Shares will bear a restrictive legend, and represent a majority of the Company's issued and outstanding shares at the close of the transaction. As a result of the transaction, Damon's obtained control of the Company through its ownership of a controlling interest of the Company's outstanding stock. The Shareholders obtained indirect control of the Company through Damon's ownership of the Common Shares.

On June 25, 2004, we changed our corporate name to "MotivNation, Inc.," a name that is more identifiable with our new line of business, by filing an amendment to our Articles of Incorporation with the Nevada Secretary of State.

Our Business

Following completion of the stock-for-asset transaction, we ceased our prior business operations, but intend to continue, and to expand, the business of Damon's using the assets we acquired from it. Damon's is in the business of customizing motorcycles and automobiles for individuals and performing custom parts and accessories for independent dealers, manufacturers. We provide a full-range of services that cater to the custom motorcycle and automotive enthusiast, including the sale, manufacture and installation of custom-built motorcycle and auto parts and accessories, and the restoration, repair and servicing of motorcycles and custom automobiles. We also specialize in custom paint work for both motorcycles and automobiles and are engaged in the retail sale of aftermarket motorcycle and automotive parts, accessories and related apparel.

Description of Services and Products

We believe that we have earned a desirable reputation from within the custom motorcycle and automotive enthusiast community as an innovator in the final finish and custom paint composition, technique and design. We have marketed ourselves under the Damon's identity. The services we provide vary based on the client type.

Products and services provided to individual retail clients are sold directly to our retail clients and include restoration work, finish and paint for motorcycles and automobiles as well as signature paint and design applied to non automotive personal property.

Products and services for independent dealers are sold directly to dealers and include custom and signature finish and design work on a dealer's own restoration or manufactured work. Dealer products and services also include consultative work in the preparation of signature paint blends, techniques and design advice related to the dealer's own project.

Products and services for original equipment manufacturers include signature design and fabrication for manufactured parts and accessories which are part of a "designer" or "signature" series of products or design themes. These products and services are sold directly to the original equipment manufacturer.

The products and services provided for each client group, since they are primarily of a custom nature, typically do not require refund or service guarantees unless negotiated in advance. Any such refund or guarantees are specific to the client project only and not a general policy of the company.

Sales and Marketing

Our target clients are in two categories. The first client category is that of the individual custom automotive enthusiast or collectors of the "one of a kind" custom motorcycle and auto creations. The second and primary market is local fabricators, custom shops, and Original Equipment Manufacturers. These customers buy materials, supplies, and finished parts for their work in serving, we believe, a growing market appetite for custom or modified automobile or motorcycles creations of their own. To this primary market, we plan to distribute several lines of materials and equipment as well as training through independent dealers and our own distribution infrastructure. We have one major customer, Kawasaki Corporation, which accounts for approximately 20% of our sales. Additional sales come from walk in/referral clients, repeat customers, and other dealers, which account for 35%, 25%, and 15% of sales, respectively. In addition personal appearances, seminar training and consulting services round sales off at 5%.

Manufacturing and Suppliers

Our manufacturing operations consist of in-house production of certain components and parts, assembly and finishing of components, painting and assembly of motorcycles and automobiles and conducting quality control, including performance testing of finished products under running conditions. The custom design, fabrication, finish and paint processes are moved into and out of each aspect of the manufacturing process. The company performs these operations in various locations as required by the process and plans to add or reduce manufacturing and operating floor space as require by the demands of the flow of business.

We obtain our supplies from national manufacturers and after market manufacturers of motorcycle and automotive parts, paints and supplies. These supplies are readily available and there is no dependency on any single supplier. We have no need for long term supply contacts since material and parts cost are not the most significant factor to the cost of our completed work for our clients.

Competition

The market for our products and services is highly competitive and there are no substantial barriers to entry. Our competitors include, but are not limited to, Arlen Ness, West Coast Choppers, Chip Foose, Orange Coast Choppers, Rock & Roll Custom Paintwork, and Al Martinez Paint and Body. We expect that competition will intensify and that new competitors may enter the market in the future. Increased competition may result in reduce profit margins on our products and services. In addition, many of our competitors have longer operating histories, larger customer bases, longer relationships with clients, and significantly greater financial, technical, marketing, and public relations resources than us. Our ability to compete in our markets depends on a number of factors, some within and others outside our control. These factors include: brand awareness and market presence; the frequency and success of product and services introductions by us and by our competitors; the selling prices of our products and services and of our competitors' products and services; the performance of our products and of our competitors' products; our marketing ability and the marketing ability of our competitors; the quality of customer support offered by us and by our competitors; and industry and general economic trends.

Research and Development

We have not expended a material amount during each of the past two fiscal years on research and development efforts. We rely on skilled in-house technicians, artisans, and craftsman to develop customized parts and accessories for the custom motorcycle and automotive market.

Government Regulations

Our business is subject to certain federal, state and local government regulations, including those of the Environmental Protection Agency ("EPA") and comparable state agencies that regulate emissions of Volatile Organic Compounds ("VOC") and other air contaminants, the Occupational Safety and Health Administration ("OSHA"), and regulations governing the disposal of oil, grease, tires, batteries and the prevention of pollution. Although we believe we are in compliance with OSHA, EPA, and other government regulations, our failure to comply with such regulations could result in the termination of our operations, impositions of fines, or liabilities in excess of our capital resources. In addition, any changes in the laws or regulations imposed on us could significantly increase our costs of doing business and could have a very negative effect on our business.

Patents, Trademarks And Licenses

We have not filed for any patents or trademarks, and we have no licenses. We are not a licensed Harley-Davidson dealer, as we do not sell new Harley-Davidson motorcycles. Although we believe we have obtained common law rights through the use of the name "Damon's Motorcycle Creations" in connection with our business that are independent of the United States Patent and Trademark Office registration process, our failure to obtain proprietary protection in the future for the use of the name "Damon's Motorcycle Creations" could negatively affect our operations.

  We are not aware of any claims of infringement against us regarding our products or proprietary rights, nor have we made any claims against anyone asserting a violation of our intellectual property rights. Any future claims against us asserting infringement by us of third-party proprietary rights, even if not meritorious, could cause us to expend significant financial and managerial resources or even result in injunctions preventing us from distributing our products unless we obtain license rights which could be costly or may not be available on reasonable terms, if at all.

Employees

      We currently employ nine persons including six in production staff and 3 in sales and administration. None of our employees are part time employees. None of our employees belong to a labor union, and we believe our relationship with our employees is good.

Description of Property

We currently lease four units that are approximately a total of 6720 square feet of retail/service/warehouse space. The units are located at 547 West Apollo, Suites (B, C, D, & E), Brea, CA 92821. The following schedule discloses the terms of the lease.

Landlord/Sublessor	Date	Location	Expires
James E. Hundley	5/1/2003	547 W. Apollo Street, Suite B, Brea, CA 92821	4/30/2006
James E. Hundley	7/1/2003	547 W. Apollo Street, Suite E, Brea, CA 92821	6/30/2006
James E. Hundley	12/1/2001	547 W. Apollo Street, Suite D, Brea, CA 92821	11/30/2004
James E. Hundley	12/1/2001	547 W. Apollo Street, Suite C, Brea, CA 92821	11/30/2004

These leases require a collective monthly rental payment of $4,750. In addition to our primary location, the company uses a 2,000 square foot facility at 800 E. Walnut, Fullerton, CA 92831 for production purposes such as Discovery's "Monster Garage". There is no formal lease and payments of $2,000 are made on a month to month basis. We believe that our current premises provide sufficient space for our business operations and have no current plans to expand our facilities.

Legal Proceedings

We are not a party to any material legal proceedings.

Risk and Uncertainties

Our business, and the value of our common stock, is affected by certain risks and uncertainties, some of which include the following:

We Have Historically Lost Money And Losses May Continue In The Future, Which May Cause Us To Curtail Operations.

Since our inception, we have not been profitable and we may not be profitable in the future. We may continue to incur losses on a quarterly or annual basis for a number of reasons, some within and others outside our control. (See "Our Limited Operating History Makes It Difficult To Forecast Our Future Results" and "We Are Subject to Price Volatility Due to Our Operations Materially Fluctuating.") No assurances can be given that we will be successful in reaching or maintaining profitable operations. Accordingly, we may experience liquidity and cash flow problems. If our losses continue, our ability to operate may be severely impacted.

If we are unable to secure future capital, we will be unable to continue our operations.

The growth of our business will require the commitment of substantial capital resources. We have not been profitable in our operations. If funds are not available from operations, we will need additional funds. We may seek such additional funding through public and private financing, including debt or equity financing. Adequate funds for these purposes, whether through financial markets or from other sources, may not be available when we need them. Even if funds are available, the terms under which the funds are available to us may not be acceptable to us. Insufficient funds may require us to delay, reduce or eliminate some or all of our planned activities.

Our Independent Auditors Have Noted In Their Opinion That We Have Suffered Recurring Losses, Which Raises Substantial Doubt About Our Ability To Continue As A Going Concern.

To successfully execute our current strategy, we will need to improve our working capital position. The report of our independent auditors accompanying our financial statements for the year ended December 31, 2003 and the notes to our unaudited financial statements for the three months ended March 31, 2004, however, includes an explanatory paragraph indicating there is a substantial doubt about the Company's ability to continue as a going concern due to recurring losses. We plan to overcome the circumstances that impact our ability to remain a going concern through a combination of increased revenues and decreased costs, with interim cash flow deficiencies being addressed through additional debt and/or equity financing. There can be no assurances that these plans will be successful.

Our Limited Operating History Renders Makes It Difficult To Forecast Our Future Results.

We had been a non-operating company for many years prior to the acquisition of Damon's. Therefore, we have a limited operating history and our business and prospects must be considered in light of the risks and uncertainties inherent in a development-stage venture, many of which are beyond our control, including:

  our ability to distribute, sell and market our services and products;

  our ability to develop and offer new services and products;

  the performance of our motorcycle and automotive products and accessories;

  the significant and ongoing funds needed to achieve our production, marketing and sales objectives;

  the appeal of our services and products to consumers;

  our ability to generate adequate revenue to support our operations;

  our ability to maintain positive cash flow resulting from extended periods of monetary responsibility in the form of labor for extensive custom works in progress;

  the loss or injury of our principal design or technical staff; and

  changes in environmental regulation and enforcement relating to our operations, including those governing VOC emissions.

We cannot provide assurances that our business strategy will be successful or that we will successfully address those risks and the risks described herein.

In addition, as a result of our limited operating history, our historical financial and operating information is of limited value in predicting our future operating results. We may not accurately forecast customer behavior and recognize or respond to emerging trends, changing preferences or competitive factors facing us, and, therefore, we may fail to make accurate financial forecasts. Our current and future expense levels are based largely on our investment plans and estimates of future revenue. As a result, we may be unable to adjust our spending in a timely manner to compensate for any unexpected revenue shortfall, which could force us to curtail or cease our business operations.

We Are Subject to Price Volatility Due to Our Operations Materially Fluctuating

As a result of the evolving nature of the markets in which we compete, as well as the current nature of the public markets and our current financial condition, we believe that our operating results may fluctuate materially, as a result of which quarter-to-quarter comparisons of our results of operations may not be meaningful. If in some future quarter, whether as a result of such a fluctuation or otherwise, our results of operations fall below the expectations of investors, the trading price of our common stock would likely be materially and adversely affected. You should not rely on our results of any interim period as an indication of our future performance. Additionally, our quarterly results of operations may fluctuate significantly in the future as a result of a variety of factors, many of which are outside our control. Factors that may cause our quarterly results to fluctuate include, among others:

  our ability to retain existing customers;

  our ability to attract new customers at a steady rate;

  our ability to maintain customer satisfaction;

  the extent to which our products and services gain market acceptance;

  introductions of products and services by competitors;

  price competition in the markets in which we compete;

  our ability to attract, train, and retain skilled management,

  the amount and timing of operating costs and capital expenditures relating to the expansion of our business, operations, and infrastructure; and

  general economic conditions and economic conditions specific to the aftermarket motorcycle and automotive parts, service and accessories industry.

We May Not Be Able To Compete Effectively In Markets Where Our Competitors Have More Resources

The motorcycle and automobile customization and accessories market is competitive and there are no substantial barriers to entry. We expect that competition will intensify and that new competitors may enter the market in the future. Increased competition may result in reduce profit margins on our products and services. In addition, many of our competitors have longer operating histories, larger customer bases, longer relationships with clients, and significantly greater financial, technical, marketing, and public relations resources than us. We may not successfully compete in any market in which we conduct currently or in the future. The fact that we compete with established competitors who have substantially greater financial resources and longer operating histories than us, enables them to engage in substantial advertising and promotion and attract a greater number of customers and business than we currently attract. While this competition is already intense, if it increases, it could have an even greater adverse impact on our revenues and profitability.

We Could Fail To Attract Or Retain Key Personnel, Which Could Be Detrimental To Our Operations

Our success is heavily dependent on the efforts, abilities and continued active participation of Thomas Prewitt and Richard Perez, our President and Secretary, respectively, and the co-founders of Damon's. The loss of the services of these individuals, and other principal design or technical staff, would diminish our ability to deliver signature work that our clients desire and otherwise severely harm our business because of their irreplaceable skills and experience. We do not maintain "key person" life insurance on Mr. Prewitt or Mr. Perez. We also have other key employees who manage our operations and if we were to lose their services, senior management would be required to expend time and energy to replace and train their replacements. To the extent that we are smaller than our competitors and have fewer resources we may not be able to attract the sufficient number and quality of staff. There can be no assurance that we will be able to recruit or retain other qualified personnel, should it be necessary to do so.

We are subject to federal, state and local government regulations affecting motorcycle and automotive customization and restoration that may affect our operations.

Our business is subject to certain federal, state and local government regulations, including those of the Environmental Protection Agency ("EPA") and comparable state agencies that regulate emissions of Volatile Organic Compounds ("VOC") and other air contaminants, the Occupational Safety and Health Administration ("OSHA"), and regulations governing the disposal of oil, grease, tires, batteries and the prevention of pollution. Any changes in the laws or regulations imposed on us by these agencies could significantly increase our costs of doing business and could have a very negative effect on our business.

In particular, our business operations and facilities are subject to a number of federal, state and local environmental laws and regulations. These laws, regulations or the nature of our operations may require us to make significant additional capital expenditures to ensure compliance in the future. Our failure to comply with environmental laws could result in the termination of our operations, impositions of fines, or liabilities in excess of our capital resources.

Product liability claims could severely damage our business and we may have insufficient insurance coverage.

Given the nature of our products and services, we expect that we will be subject to potential product liability claims that could, in the absence of sufficient insurance coverage, have a material adverse impact on our business. There can be no assurance that our liability insurance coverage is adequate to cover all product liability claims. If such coverage is found to be insufficient, our business operations could be adversely affected.

Our Principal Stockholders Control Our Business Affairs In Which Case You Will Have Little Or No Participation In Our Business Affairs.

Currently, our principal stockholders, Thomas Prewitt and Richard Perez, own a controlling interest in our common stock. As a result, they will have significant influence over all matters requiring approval by our stockholders without the approval of minority stockholders. In addition, they will be able to elect all of the members of our Board of Directors, which will allow them to significantly control our affairs and management. They will also be able to affect most corporate matters requiring stockholder approval by written consent, without then need for a duly noticed and duly-held meeting of stockholders. As a result, they will have significant influence and control over all matters requiring approval by our stockholders. Accordingly, you will be limited in your ability to affect change in how we conduct our business.

Our Success Is Dependent Upon The Popularity Of Harley-Davidson Motorcycles.

Although our products and services are not limited to Harley-Davidson motorcycles, the success of our business is depended upon the popularity of Harley-Davidson motorcycles. There can be no assurance, however, that the current popularity of Harley-Davidson motorcycles will continue. If such popularity declines, our business operations may be adversely affected.

We do not own any patents or registered trademarks or trade names. Protecting our proprietary technology and other intellectual property may be costly and ineffective, and if we are unable to protect our intellectual property, we may not be able to compete effectively in our market.

      Our business success will depend materially on our ability to protect our trademarks and trade names, to preserve our trade secrets, and to avoid infringing the proprietary rights of third parties. In general, our proprietary rights will be protected only to the extent that protection is available and to the extent we have the financial and other resources to enforce any rights we hold.

      We do not own any patents or registered trademarks or trade names. We may apply for federal and other governmental trademark registrations in the future, but we cannot assure you that any of our trademark applications will result in a registered and protectable trademark. Any registered or unregistered trademarks held or asserted by us may be canceled, infringed, circumvented or declared generic, or determined to be infringing on other marks owned by third parties. We intend to rely upon trade secrets, proprietary know-how and continuing technological innovation to become competitive in our market. We cannot assure you that others may not independently develop the same or similar technologies or otherwise obtain access to our technology and trade secrets.

     Costly litigation might be necessary to protect our intellectual property or to determine the scope and validity of third-party proprietary rights. If an adverse outcome in litigation finds that we have infringed on proprietary rights of others, we may be required to pay substantial damages and may have to discontinue use of our products or re-design our products. Any claim of infringement may involve substantial expenditures and divert the time and effort of management.

We Have Never Paid Dividends on Our Common Stock and You May Never Receive Dividends.

We have not paid any cash dividends on our common stock to date and we do not anticipate paying cash dividends in the foreseeable future. We intend to retain earnings, if any, to finance the development and expansion of our business. Future dividend policy will be at the discretion of our Board of Directors and will be contingent upon future earnings, if any, our financial condition, capital requirements, general business conditions and other factors. There can be no assurance that cash dividends of any kind will ever be paid.

Our Common Stock May Be Affected By Limited Trading Volume And May Fluctuate Significantly, Which May Affect Our Shareholders' Ability To Sell Shares Of Our Common Stock

There has been a limited public market for our common stock and there can be no assurance that a more active trading market for our common stock will develop. An absence of an active trading market could adversely affect our shareholders' ability to sell our common stock in short time periods, or possibly at all. Our common stock has experienced, and is likely to experience in the future, significant price and volume fluctuations, which could adversely affect the market price of our common stock without regard to our operating performance. In addition, we believe that factors such as quarterly fluctuations in our financial results and changes in the overall economy or the condition of the financial markets could cause the price of our common stock to fluctuate substantially. These fluctuations may also cause short sellers to enter the market from time to time in the belief that we will have poor results in the future. We cannot predict the actions of market participants and, therefore, can offer no assurances that the market for our stock will be stable or appreciate over time. These factors may negatively impact shareholders' ability to sell shares of our common stock.

Because Our Stock Is Considered A Penny Stock, Any Investment In Our Stock Is Considered To Be A High-Risk Investment And Is Subject To Restrictions On Marketability.

Trading of our common stock is conducted over-the-counter through the NASD Electronic Bulletin Board and covered by Rule 15g-9 under the Securities Exchange Act of 1934. Under this rule, broker/dealers who recommend these securities to persons other than established customers and accredited investors must make a special written suitability determination for the purchaser and receive the purchaser's written agreement to a transaction prior to sale. Securities are exempt from this rule if the market price is at least $5.00 per share.

The Securities and Exchange Commission adopted regulations that generally define a "penny stock" as any equity security that has a market price of less than $5.00 per share. Additionally, if the equity security is not registered or authorized on a national securities exchange or the NASDAQ and the issuer has net tangible assets under $2,000,000, the equity security also would constitute a "penny stock." Our common stock does constitute a penny stock because our common stock has a market price less than $5.00 per share and our common stock is not quoted on Nasdaq. As our common stock falls within the definition of penny stock, these regulations require the delivery, prior to any transaction involving our common stock, of a disclosure schedule explaining the penny stock market and the risks associated with it. Furthermore, the ability of broker/dealers to sell our common stock and the ability of shareholders to sell our common stock in the secondary market may be limited. As a result, the market liquidity for our common stock is adversely affected. We can provide no assurance that trading in our common stock will not be subject to these or other regulations in the future, which may negatively affect the market for our common stock. Furthermore, this lack of liquidity also may make it more difficult for us to raise capital in the future.

Future Acquisitions May Disrupt Our Business And Deplete Our Financial Resources

Any future acquisitions we make could disrupt our business and seriously harm our financial condition. While we have no current agreements to do so, we may consider investments in complementary companies and products. In the event of any future acquisitions, we may:

  issue stock that would dilute our current stockholders' percentage ownership;

  incur debt;

  assume liabilities;

  incur amortization expenses related to goodwill and other intangible assets; or

  incur large and immediate write-offs.

The use of debt or leverage to finance our future acquisitions should allow us to make acquisitions with an amount of cash in excess of what may be currently available to us. If we use debt to leverage up our assets, we may not be able to meet our debt obligations if our internal projections are incorrect or if there is a market downturn. This may result in a default and the loss in foreclosure proceedings of the acquired business or the possible bankruptcy of our business.

Our operation of any acquired business will also involve numerous risks, including:

  integration of the operations of the acquired business and its products;

  unanticipated costs;

  diversion of management's attention from our core business;

  adverse effects on existing business relationships with suppliers and customers;

  risks associated with entering markets in which we have limited prior experience; and

  potential loss of key employees, particularly those of the purchased organizations.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

See Item 1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

Audited financial statements of Damon's for the years ended December 31, 2003 and 2002 are filed as Exhibit 99.1

Unaudited pro forma financial statements of the Company for the year ended December 31, 2003, giving effect to the asset-for-stock transaction, are filed as Exhibit 99.2

Unaudited pro forma financial statements of the Company for the three months ended March 31, 2004, giving effect to the asset-for-stock transaction, are filed as Exhibit 99.3.

Exhibits

Exhibit 3.1 Certificate of Amendment to Certificate of Incorporation.

Exhibit 99.1 Audited financial statements of Damon's for the years ended December 31, 2003 and 2002.

Exhibit 99.2 Unaudited pro forma financial statements of the Company for the year ended December 31, 2003, giving effect to the asset-for-stock transaction.

Exhibit 99.3 Unaudited pro forma financial statements of the Company for the three months ended March 31, 2003, giving effect to the asset-for-stock transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIVNATION, INC.,
a Nevada corporation

Date: July 23, 2004	By: /s/ Thomas Prewitt
Thomas Prewitt, President